UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2020

SPIRIT REALTY CAPITAL, INC.
SPIRIT REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland		20-1676382
(Spirit Realty Capital, Inc.)	001-36004	(Spirit Realty Capital, Inc.)

Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§
230.405
of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Spirit Realty Capital, Inc.
Emerging growth company  ☐
Spirit Realty, L.P.
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Spirit Realty Capital, Inc.
☐
    Spirit Realty, L.P.
☐

ITEM 8.01	OTHER EVENTS.
On February 27, 2020, Spirit Realty Capital, Inc. (the “Company”) and Spirit Realty, L.P. (the “Operating Partnership”) entered into an amendment (the “Amendment”) of their existing amended and restated equity distribution agreement (as amended, the “equity distribution agreement”) with BTIG, LLC, BofA Securities, Inc., Capital One Securities, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (each, an “agent” and, collectively, the “agents”) and Bank of America, N.A., The Bank of Nova Scotia, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada and Wells Fargo Bank, National Association (in such capacity, each, a “forward purchaser and, collectively, the “forward purchasers”). The purpose of the Amendment was to add each of BTIG, LLC, BofA Securities, Inc., Capital One Securities, Inc., Fifth Third Securities, Inc., Morgan Stanley & Co. LLC and Regions Securities LLC as an agent and each of Bank of America, N.A., Mizuho Markets Americas LLC, and Morgan Stanley & Co. LLC as a forward purchaser under the equity distribution agreement. Under the existing equity distribution agreement, the Company had offered and sold shares of its common stock having an aggregate gross sales price of $253,439,017 through February 27, 2020. As a result of such prior sales, as of February 27, 2020, shares of the Company’s common stock having an aggregate gross sales price of up to $246,560,983 remain available for offer and sale under the equity distribution agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
In connection with the Amendment, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated February 27, 2020, to its shelf registration statement on Form
 S-3
 (Registration Nos.
 333-220618),
 which was filed with the SEC and became effective on September 25, 2017, pursuant to Rule 424(b) under the Securities Act of 1933, as amended. An opinion of Ballard Spahr LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to this prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.
This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

1.1
Amendment No. 1 to Amended and Restated Equity Distribution Agreement, dated February 27, 2020, by and among Spirit Realty Capital, Inc., Spirit Realty, L.P., SunTrust Robinson Humphrey, Inc., BTIG, LLC, BofA Securities, Inc., Capital One Securities, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC, as sales agents, and Bank of America, N.A., The Bank of Nova Scotia, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada and Wells Fargo Bank, National Association, as forward purchasers

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 27, 2020

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer

SPIRIT REALTY, L.P.

By:	Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer